Exhibit 32.2

SECTION 1350 CERTIFICATION OF EXPRESSJET HOLDINGS, INC.

I, Phung Ngo-Burns, Staff Vice President, Finance and Controller and Interim Chief Financial Officer of ExpressJet Holdings, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that based on my knowledge:

(1)

the quarterly report on Form 10-Q for the quarterly period ended June 30, 2008 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of ExpressJet Holdings, Inc.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.

Date: August 8, 2008	/s/ Phung Ngo-Burns
Phung Ngo-Burns Staff Vice President, Finance and Controller and Interim Chief Financial Officer